UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2003

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-9810 (Commission File Number)	54-1701843 (IRS Employer Identification No.)

4800 Cox Road, Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 747-9794

Item 9.	Regulation FD Disclosure.

On July 16, 2003, the Registrant issued a press release regarding its financial results for the second quarter ended June 30, 2003. A copy of this release is being furnished as Exhibit 99.1 hereto pursuant to Items 9 and 12 of Form 8-K.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release by the Registrant on July 16, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: July 16, 2003	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release by the Registrant on July 16, 2003